Federated Money Market Management
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER MMPXX)
SERVICE SHARES (TICKER MMSXX)
CAPITAL SHARES (TICKER MMLXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES and prospectusES DATED september 30, 2013 AND MARCH 14, 2014
Federated Money Market Management (“Fund”) is entering into an Agreement and Plan of Reorganization pursuant to which the Fund will acquire all or substantially all of the assets of Federated Prime Management Obligations Fund (PMOF), a portfolio of Money Market Obligations Trust, in exchange for Institutional Shares, Service Shares and Capital Shares of the Fund, which will be distributed pro rata by PMOF to shareholders of its Institutional Shares, Service Shares and Capital Shares, respectively, in complete liquidation and termination of PMOF. Shareholder approval is not required to effect the reorganization. Accordingly, after the reorganization, which is expected to occur at the close of business on or about July 18, 2014, the date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to June 1, 2015.
May 30, 2014
Federated Money Market Management
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452176 (5/14)